SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  April 28, 2004

Commission File Number 1-7107

LOUISIANA-PACIFIC CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	93-0609074 (IRS Employer Identification No.)

805 SW Broadway, Suite 1200, Portland, Oregon  97205-3303
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (503) 821-5100

Item 7.         Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)  Exhibits.

99.1                           Press release issued by Louisiana - Pacific Corporation on April 28, 2004 regarding First Quarter 2004 Results.

Item 12.       Results of Operations and Financial Condition.

The information in this Form 8-K and Exhibit 99.1, attached hereto, is furnished in accordance with SEC Release No. 33-8216. The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On April 28, 2004, Louisiana - Pacific Corporation issued a press release announcing financial results for the fiscal quarter ended March 30, 2004, a copy of which is attached hereto as Exhibit 99.1.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of LP dated April 28, 2004 reporting LP’s earnings for the first quarter 2004.